October 28, 2005

LIGHTHOUSE OPPORTUNITY FUND

A Series of Professionally Managed Portfolios

Supplement to
Statement of Additional Information
dated November 30, 2004

Please note that the following statement is added to the Fund’s Investment Advisor section of the Statement of Additional Information:

Mr. Paul Horton, Mr. William Choice and Mr. Chris Matlock each own 30% of the Advisor. Mr. Horton is the President of the Advisor, Mr. Choice is the Vice President of Business Development and Mr. Matlock is the Chief Investment Officer.

Please retain this Supplement with your Statement of Additional Information.
The date of this Supplement is October 28, 2005